! W010903AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0
!
 DEFINE STANDARDIZE ORIG_COLL_BAL  GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 77560111.05
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
      FULL_DEALNAME:    WAMMS-03AR1
!
      DEAL SIZE:       $77560111.05
      PRICING SPEED:        25% CPR
!     ISSUE DATE:          20030101
      SETTLEMENT DATE:     20030131
!
!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!

 Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
 DEFINE #BondBal                 = 77560111.05
 DEFINE #BondBal_X               = 77560111.05
 DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
     108.1   40%
     120.1   45%
     360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
 INITIAL INDEX  CMT_1YR    1.5000
 INITIAL INDEX  LIBOR_6MO  1.4520
!
!
Tranche "A4" SEN_WAC
 Block $ 69804000.00  FLOAT _
 Delay 24  Dated 20030101
 Next 20030225
 (COLL_NETRATE);
  0.0   999.
!
!

Tranche "SUBORD" JUN_FLT
 Block $ 7756111.05  FLOAT _
 Delay 24  Dated 20030101  Next 20030225
 (COLL_NETRATE);
  0   999
!
 CLASS "SUBORD"    NO_BUILD_TRANCHE _
        = "SUBORD"

!! CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!      = "A1"
!! CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!      = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
        = "A4"
!
!
  CLASS "ROOT" _
         DISTRIB_CLASS RULES _
        =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
 CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
        PARTIAL_PREPAY Compensate Pro_rata _
        LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO

ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
--------------------------
!
!
!

 calculate :  #Sub2TimesTest = ROUND(BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50),6) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
  Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
  (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
              else #SenPrep
!
 calculate :  #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate :  "SNR" _
  NO_CHECK SCHEDULED    AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY       AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER      AMOUNT  LIMIT V3  = #SENRECOV
!
 calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate :  #SubSched = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate :  #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate :  #SubRecov = MAX( 0, DELINQ_RECOVER -  #SenRecoverAlloc)

!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED  AMOUNT = #SubSched , _
  NO_CHECK PREPAY     AMOUNT = #SubPrepay , _
  NO_CHECK RECOVER    AMOUNT = #SubRecov
!
 calculate :  #ExcessSub   = EXCESS_SUB_AMT
!
 calculate :  "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!   pay :  CLASS INTEREST PRO_RATA  ("X1")

------------------------------------
     pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
     pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
     pay :  INTEREST PRO_RATA  ( "A4" )
     pay :  INTSHORT PRO_RATA  ( "A4" )
------------------------------------
     pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
    from :  CLASS ("SNR")
     pay :  SEQUENTIAL ( "A4" )
------------------------------------
     pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
    from :  CLASS ( "SUBORD" )
     pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!  from :  CLASS ( "SEQ1" )
!!   pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
 calculate :  #BondBal   = BBAL("A4","SUBORD")
------------------------------------
!
Schedule "SHIFT%"
Declare
84     100%
96      70%
108     60%
120     40%

132     20%
360      0%
!
!
 Collateral
!
!
!   Factor        --Delay--
! Type   Date      P/Y    BV    Use BV for 0
   WL  20030101    9999  9999      FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max Look
!     Coupon      Factor  Balance  P/Y  BV   P/Y  BV    Term     Index    Margin  ToRst  RstPer  ToRst  RstPer  Cap   Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.5472878826 ( 23043852.14 / 23043852.14 ); 23043852.14   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2327930 36   6 SYNC_INT  11.55463 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2327930  0   45   TEASER

M 2  WL    MX    WAC  5.5257489776 ( 44738800.80 / 44738800.80 ); 44738800.80   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2122989 36   6 SYNC_INT  11.53054 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2122989  0   45  TEASER AMORT NONE FOR 12/25/2005

M 3  WL    MX    WAC  5.7528704801 (  1161950.67 /  1161950.67 );  1161950.67   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.1741310 36   6 SYNC_INT  11.79736 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.1741310  0   45  TEASER

M 4  WL    MX    WAC  5.4299558888 (  8615507.44 /  8615507.44 );  8615507.44   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2484840 36   6 SYNC_INT  11.4437 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );   2.2484840  0   45  TEASER AMORT NONE FOR 12/25/2005

! W010903AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!
!! PASS_THRU_RATE 0.0
!
     DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal =
     145401478.91
!
     DEFINE CONSTANT #OrigBondBal = 205080609.86
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
     FULL_DEALNAME:      WAMMS-03AR1
!
     DEAL SIZE:         $205080609.86
     PRICING SPEED:           25% CPR
!    ISSUE DATE:             20030101
     SETTLEMENT DATE:        20030131
!
!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 205080609.86
  DEFINE #BondBal_X = 205080609.86
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
     108.1   40%
     120.1   45%
     360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX   CMT_1YR     1.5000
  INITIAL INDEX   LIBOR_6MO   1.4520
!
!
Tranche "A5" SEN_WAC
   Block $ 184572500.00  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
    0.0   999.
!

!
Tranche "SUBORD" JUN_FLT
   Block $ 20508109.86  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
    0   999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
          = "SUBORD"
!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
          = "A5"
!
!
  CLASS "ROOT" _
         DISTRIB_CLASS RULES _
          = "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!

  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------
!
!
!

 calculate :  #Sub2TimesTest = (BBAL("SUBORD")/(BBAL("SNR","SUBORD"))) _
                                GE 2 * ORIG_BBAL("SUBORD")/(ORIG_BBAL("SNR","SUBORD"))
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _ then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _ then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED   AMOUNT         V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT LIMIT   V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT LIMIT   V3  = #SENRECOV
!
 calculate : #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate : #SubSched  = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov  = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
 calculate : "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------

!!     pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
       pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
       pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
       pay :  INTEREST PRO_RATA  ( "A5" )
       pay :  INTSHORT PRO_RATA  ( "A5" )
------------------------------------
       pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
      from :  CLASS ("SNR")
       pay :  SEQUENTIAL ( "A5" )
------------------------------------
       pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
      from :  CLASS ( "SUBORD" )
       pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!    from :  CLASS ( "SEQ1" )
!!     pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
 calculate  : #BondBal     = BBAL("A5","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84    100%
96     70%
108    60%

120    40%
132    20%
360     0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030101    9999 9999   FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
     Coupon       Factor  Balance  P/Y  BV   P/Y  BV    Term      Index   Margin  ToRst  RstPer  ToRst  RstPer  Cap    Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.8628965328 (  64209157.03  /  64209157.03  );  64209157.03   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2469844 60   6 SYNC_INT  10.88541 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 ); 2.2469844  0   45   TEASER

M 2  WL    MX    WAC  5.8344210511 ( 118590878.00  / 118590878.00  ); 118590878.00   0.400 0.400 359:1 359:1  360
NO_CHECK ARM LIBOR_6MO  2.2365946 60   6 SYNC_INT  10.86017 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 ); 2.2365946  0   45  TEASER AMORT NONE FOR 12/25/2007

M 3  WL    MX    WAC  5.9275303460  (   4046233.25  /   4046233.25  );   4046233.25  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.3905446 60   6 SYNC_INT  11.02437 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 ); 2.3905446  0   45  TEASER

M 3  WL    MX    WAC  5.7582815272 (  18234341.58  /  18234341.58  );   18234341.58  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2416549 60   6 SYNC_INT  10.76266 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 ); 2.2416549  0   45  TEASER AMORT NONE FOR 12/25/2007

! W011503AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0
!
 DEFINE STANDARDIZE ORIG_COLL_BAL   GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 68630110.01
!
!! GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!! GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
     FULL_DEALNAME:      WAMMS-03AR1
!
     DEAL SIZE:         $68630110.01
     PRICING SPEED:          25% CPR
!    ISSUE DATE:            20030101
     SETTLEMENT DATE:       20030131
!
!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!

 Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
 DEFINE #BondBal   = 68630110.01
 DEFINE #BondBal_X = 68630110.01
 DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
    84.1   30%
    96.1   35%
   108.1   40%
   120.1   45%
   360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
 INITIAL INDEX   CMT_1YR     1.5700
 INITIAL INDEX   LIBOR_6MO   1.4520
!
!
Tranche "A4" SEN_WAC
 Block $ 61767000.00  FLOAT _
 Delay 24  Dated 20030101  Next 20030225
 (COLL_NETRATE);
   0.0   999.
!
!

Tranche "SUBORD" JUN_FLT
 Block $ 6863110.01  FLOAT _
 Delay 24  Dated 20030101  Next 20030225
 (COLL_NETRATE);
   0   999
!
 CLASS "SUBORD"  NO_BUILD_TRANCHE _
         = "SUBORD"

!! CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!       = "A1"
!! CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!       = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
         = "A4"
!
!
 CLASS "ROOT" _
        DISTRIB_CLASS RULES _
         =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
 CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY  Compensate Pro_rata _
         PARTIAL_PREPAY   Compensate Pro_rata _
         LOSS             Compensate Pro_rata
!
 TRANCHE MISCINFO

ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
-------------------------
!
!
!

!! calculate :  #Sub2TimesTest = ROUND(BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50),6) _
!!                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
 calculate   :  #Sub2TimesTest = (BBAL("SUBORD")/(BBAL("SNR","SUBORD"))) _
                               GE 2 * ORIG_BBAL("SUBORD")/(ORIG_BBAL("SNR","SUBORD"))
!
 calculate   :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate   :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate   :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate   :  #SenPrep = _
                if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
                then 100 _
                else #SenPct + SHIFT% * (100-#SenPct), _
  Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
  (#StepProviso1)

!
 calculate   :  #SenPrep = _
                if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
                then 100 _
                else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                       then #SenPct + (50% * (100-#SenPct)) _
                       else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
   MAX( 0, MIN( #SenPct/100 * DELINQ_LIQUIDATE, _
        #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate : "SNR" _
  NO_CHECK SCHEDULED   AMOUNT         V0 = COLL_P_SCHED   * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT LIMIT   V1 = COLL_P_PREPAY  * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT LIMIT   V3 = #SENRECOV
!
 calculate : #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate : #SubSched  = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov  = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate : "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
 calculate : #ExcessSub = EXCESS_SUB_AMT
!
 calculate : "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!

----------------------------------
!!     pay :  CLASS INTEREST PRO_RATA  ("X1")
----------------------------------
       pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
       pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
----------------------------------
       pay :  INTEREST PRO_RATA  ( "A4" )
       pay :  INTSHORT PRO_RATA  ( "A4" )
----------------------------------
       pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
----------------------------------
      from :  CLASS ("SNR")
       pay :  SEQUENTIAL ( "A4" )
----------------------------------
       pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
----------------------------------
      from :  CLASS ( "SUBORD" )
       pay :  SEQUENTIAL ("SUBORD" )
----------------------------------
!!    from :  CLASS ( "SEQ1" )
!!     pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
----------------------------------
!
----------------------------------
 calculate : #BondBal  = BBAL("A4","SUBORD")
----------------------------------
!
Schedule "SHIFT%"
Declare
84     100%
96      70%

108     60%
120     40%
132     20%
360      0%
!
!
 Collateral
!
!
!    Factor        --Delay--
! Type   Date      P/Y    BV   Use BV for 0
  WL   20030101    9999  9999     FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life  Max Look
!      Coupon     Factor  Balance  P/Y   BV  P/Y   BV   Term     Index    Margin  ToRst  RstPer  ToRst  RstPer   Cap   Cap
Floor   Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.5434878324 ( 22604116.24 / 22604116.24 ); 22604116.24   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2339233 36  6 SYNC_INT  11.55097 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2327930  0   45  TEASER

M 2  WL    MX    WAC  5.5425768645 ( 36473335.66 / 36473335.66 ); 36473335.66   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2132344 36  6 SYNC_INT  11.55550 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2122989  0   45  TEASER AMORT NONE FOR 12/25/2005

M 3  WL    MX    WAC  5.7528704801 (  1161950.67 /  1161950.67 );  1161950.67   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.1741310 36  6 SYNC_INT  11.79736 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.1741310  0   45  TEASER

M 4  WL    MX    WAC  5.4448240134 (  8390707.44 /  8390707.44 );  8390707.44   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2484434 36  6 SYNC_INT  11.45894 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );   2.2484840  0   45  TEASER AMORT NONE FOR 12/25/2005

! W010903AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!
!! PASS_THRU_RATE 0.0
!
 DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 192473230.45
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
     FULL_DEALNAME: WAMMS-03AR1
!
     DEAL SIZE:         $192473230.45
     PRICING SPEED:           25% CPR
!    ISSUE DATE:             20030101
     SETTLEMENT DATE:        20030131
!
!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 192473230.45
  DEFINE #BondBal_X = 192473230.45
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX   CMT_1YR     1.5000
  INITIAL INDEX   LIBOR_6MO   1.4520
!
!
Tranche "A5" SEN_WAC
   Block $ 173225900.00  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
    0.0   999.
!

!
Tranche "SUBORD" JUN_FLT
   Block $ 19247330.45  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
    0   999
!
  CLASS "SUBORD" NO_BUILD_TRANCHE _
          = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
          = "A5"
!
!
  CLASS "ROOT" _
         DISTRIB_CLASS RULES _
          = "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!

  TRANCHE MISCINFO
ALL_TRANCHES   RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------
!
!
!

 calculate :  #Sub2TimesTest = (BBAL("SUBORD")/(BBAL("SNR","SUBORD"))) _
                   GE 2 * ORIG_BBAL("SUBORD")/(ORIG_BBAL("SNR","SUBORD"))
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)

!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _ then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED AMOUNT       V0 = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY    AMOUNT LIMIT V1 = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER   AMOUNT LIMIT V3 = #SENRECOV
!
 calculate : #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate : #SubSched = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED AMOUNT  = #SubSched , _
  NO_CHECK PREPAY    AMOUNT  = #SubPrepay , _
  NO_CHECK RECOVER   AMOUNT  = #SubRecov
!
 calculate : #ExcessSub = EXCESS_SUB_AMT
!
 calculate : "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------

!!       pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A5" )
         pay :  INTSHORT PRO_RATA  ( "A5" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A5" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SEQ1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
 calculate : #BondBal     = BBAL("A5","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%

120    40%
132    20%
360     0%
!
!
 Collateral
!
!
!     Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030101    9999 9999   FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
!    Coupon       Factor  Balance  P/Y  BV   P/Y  BV    Term     Index    Margin  ToRst  RstPer  ToRst  RstPer  Cap    Cap
Floor   Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.8516452427 (  63878874.35 /   63878874.35  );  63878874.35  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2475763 60   6 SYNC_INT  10.88603 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2469844  0   45   TEASER

M 2  WL    MX    WAC  5.8450195374 ( 107420263.30  / 107420263.30  ); 107420263.30  0.400 0.400 359:1 359:1  360
NO_CHECK ARM LIBOR_6MO  2.2336022 60   6 SYNC_INT  10.87106 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2365946  0   45  TEASER AMORT NONE FOR 12/25/2007

M 3  WL    MX    WAC  5.9275303460  (  4046233.25  /   4046233.25  );   4046233.25  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.3905446 60   6 SYNC_INT  11.02437 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.3905446  0   45  TEASER

M 3  WL    MX    WAC  5.7725671197 (  17127859.55  /  17127859.55  );  17127859.55  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2382898 60   6 SYNC_INT  10.78346 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2416549  0   45  TEASER AMORT NONE FOR 12/25/2007

! WAMMS03AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0
!
 DEFINE STANDARDIZE ORIG_COLL_BAL   GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 145401478.91
!
!! GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!! GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR1
!
       DEAL SIZE:        $145401478.91
       PRICING SPEED:          25% CPR
!      ISSUE DATE:            20030101
       SETTLEMENT DATE:       20030131
!
       OPTIONAL REDEMPTION:   20060101

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0

DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 145401478.91
  DEFINE #BondBal_X = 145401478.91
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX   CMT_1YR     1.5000
  INITIAL INDEX   LIBOR_6MO   1.4570
!
!
Tranche "A1" SEN_WAC
   Block $ 130861300.00  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
     0.0   999.

!
!
Tranche "SUBORD" JUN_FLT
   Block $ 14540251.90  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
     0   999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
          = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
          = "A1"
!
!
  CLASS "ROOT" _
         DISTRIB_CLASS RULES _
          = "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata

!
  TRANCHE MISCINFO
ALL_TRANCHES   RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------
!
!
!

 calculate :  #Sub2TimesTest = ROUND(BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50),6) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct        = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA   = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1  = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _ then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _ then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED   AMOUNT        V0 = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT  LIMIT V1 = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT  LIMIT V3 = #SENRECOV
!
  calculate : #SenSchedAlloc = V0 / 100 * COLL_P_SCHED calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!
 calculate :  #SubSched = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )

 calculate :  #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )

 calculate :  #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!

------------------------------------
!!   pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
     pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
     pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
     pay :  INTEREST PRO_RATA  ( "A1" )
     pay :  INTSHORT PRO_RATA  ( "A1" )
------------------------------------
     pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
    from :  CLASS ("SNR")
     pay :  SEQUENTIAL ( "A1" )
------------------------------------
     pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
    from :  CLASS ( "SUBORD" )
     pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!  from :  CLASS ( "SEQ1" )
!!   pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A1","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84   100%
 96    70%

108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030101    9999 9999   FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
!        Coupon   Factor  Balance  P/Y  BV   P/Y  BV    Term     Index    Margin  ToRst  RstPer  ToRst  RstPer  Cap   Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.4384211169 ( 10228750.00 / 10228750.00 );  10228750.00   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 37   6 SYNC_INT  11.43842 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2500000  0   45   TEASER

M 2  WL    MX    WAC  5.5672700000 ( 39525549.97 / 39525549.97 );  39525549.97   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 37   6 SYNC_INT  11.56720 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2500000  0   45  TEASER

M 3  WL    MX    WAC  5.5823610443 ( 61452490.00 / 61452490.00 );  61452490.00   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 37   6 SYNC_INT  11.58236 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2500000  0   45  TEASER

M 4  WL    MX    WAC  5.6172012574 ( 32232988.93 / 32232988.93 );  32232988.93   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2541185 37   6 SYNC_INT  11.61720 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2541185  0   45  TEASER

M 5  WL    MX    WAC  5.646805067 (   1961700.00 /  1961700.00 );   1961700.00   0.400 0.400 357:3 357:3  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 37   6 SYNC_INT  11.64681 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2500000  0   45  TEASER

! WAMMS03AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL  GROUP 0 CONSTANT #OrigCollBal = 445462081.04
!
 DEFINE CONSTANT #OrigBondBal = 445462081.04
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:     WAMMS-03AR1
!
       DEAL SIZE:        $445462081.04
       PRICING SPEED:          25% CPR
!      ISSUE DATE:            20030101
       SETTLEMENT DATE:       20030131
!
       OPTIONAL REDEMPTION:   20080101

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0

DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 445462081.04
  DEFINE #BondBal_X = 445462081.04
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX   CMT_1YR     1.5000
  INITIAL INDEX   LIBOR_6MO   1.4570
!
 DEFINE DYNAMIC #A1COUPON = IF CURMONTH LE 36 THEN 2.150 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC #A2COUPON = IF CURMONTH LE 36 THEN 3.665 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC #A3COUPON = IF CURMONTH LE 36 THEN 4.150 ELSE COLL_NETRATE
!

 DEFINE DYNAMIC #A4COUPON  = IF CURMONTH LE 36 THEN 3.835 ELSE COLL_NETRATE
!
!
Tranche "A1" SEN_WAC
  Block $ 114250000.00 FLOAT _
  Delay 0 Dated 20030201 Next 20030225
  (#A1COUPON);
    0.0   999.
!
Tranche "A2" SEN_WAC
  Block $ 86250000.00 FLOAT _
  Delay 24 Dated 20030101 Next 20030225
  (#A2COUPON);
    0.0   999.
!
Tranche "A3" SEN_WAC
  Block $ 122000000.00 FLOAT _
  Delay 24 Dated 20030101 Next 20030225
  (#A3COUPON);
    0.0   999.
!
Tranche "A4" SEN_WAC
  Block $ 78415800.00 FLOAT _
  Delay 24 Dated 20030101 Next 20030225
  (#A4COUPON);
    0.0   999.
!
 DEFINE DYNAMIC #XTRAX1 = (30 - NDAYS_ACCRUE_INT("A1")) / 30 * 2.150 *
  BBAL("A1") / 1200
!
 DEFINE DYNAMIC #WAC = ((#A1COUPON * BBAL("A1")) + (#A2COUPON * BBAL("A2")) + (#A3COUPON * BBAL("A3")) + (#A4COUPON * BBAL("A4"))) / _

                            (BBAL("A1", "A2", "A3", "A4"))
 DEFINE DYNAMIC #WAC1 = #WAC - ( (#XTRAX1) * 1200 / BBAL("A1","A2","A3","A4") )
!

 DEFINE DYNAMIC  #X1COUPON = IF CURMONTH LE 59 THEN (COLL_NETRATE - #WAC1 ) ELSE 0.000

!
Tranche "X1" SEN_NTL_FLT_IO
   Block $ 400915872.94  FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" _
      DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20030101  Next 20030225
   (#X1COUPON)
     0   999
  CLASS "X1"  =  "X1"
!
Tranche "SUBORD" JUN_FLT
   Block $ 44546208.10   FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
     0   999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
          = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
          = "A1" "A2" "A3" "A4"
!
!
  CLASS "ROOT" _

         DISTRIB_CLASS RULES _
          = "SNR" "SUBORD" "X1"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY      Compensate Pro_rata _
                    PARTIAL_PREPAY   Compensate Pro_rata _
                    LOSS             Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------
!
!
!

 calculate :  #Sub2TimesTest = ROUND(BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50),6) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _

              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _ then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _ then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED   AMOUNT         V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT LIMIT   V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT LIMIT   V3  = #SENRECOV
!
 calculate : #SenSchedAlloc    = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc   = V1 / 100 * COLL_P_PREPAY
 calculate : #SenRecoverAlloc = V3
!
 calculate : #SubSched = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )

 calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )

 calculate : #SubRecov = MAX( 0, DELINQ_RECOVER -  #SenRecoverAlloc)

!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT =   #SubSched , _
  NO_CHECK PREPAY      AMOUNT =   #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT =   #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A1" ; "A2" ; "A3" ; "A4" )
         pay :  INTSHORT PRO_RATA  ( "A1" ; "A2" ; "A3" ; "A4" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A1", "A2", "A3", "A4" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!      from :  CLASS ( "SEQ1" )

!!       pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A1","A2","A3","A4","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84    100%
 96     70%
108     60%
120     40%
132     20%
360      0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030101    9999 9999   FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM   Gross  #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
!    Coupon       Factor  Balance  P/Y  BV   P/Y  BV    Term     Index    Margin  ToRst  RstPer  ToRst  RstPer  Cap    Cap
Floor  Negam Back

!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  6.0557200000 ( 160474450.03 / 160474450.03 );  160474450.03   0.400 0.400 358:2 358:2  360
NO_CHECK ARM LIBOR_6MO  2.2500000 61   6 SYNC_INT  11.05570000 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2500000  0   45   TEASER

M 2  WL    MX    WAC  5.9057762159 ( 171513305.00 / 171513305.00 );  171513305.00   0.400 0.400 358:2 358:2  360
NO_CHECK ARM LIBOR_6MO  2.2542685 61   6 SYNC_INT  10.90578000 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2542685  0   45  TEASER

M 3  WL    MX    WAC  5.8607752812 (  82959900.00 /  82959900.00 );   82959900.00   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2508197 61   6 SYNC_INT  10.86078000 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2508197  0   45  TEASER

M 4  WL    MX    WAC  5.7417433126 (  25706526.00 /  25706526.00 );   25706526.00   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 61   6 SYNC_INT  10.74174000 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2500000  0   45  TEASER

M 5  WL    MX    WAC  6.0114993032 (   4807900.00 /   4807900.00 );    4807900.00   0.400 0.400 357:3 357:3  360 NO_CHECK
ARM LIBOR_6MO  2.2500000 60   6 SYNC_INT  11.01150000 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2500000  0   45  TEASER

! WAMMS03AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0
!
 DEFINE STANDARDIZE ORIG_COLL_BAL  GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 145401478.91
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR1
!
       DEAL SIZE:            $45866023.34
       PRICING SPEED:             25% CPR
!      ISSUE DATE:               20030101
       SETTLEMENT DATE:          20030131
!
       OPTIONAL REDEMPTION:      20051201

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
 Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
 DEFINE #BondBal   = 45866023.34
 DEFINE #BondBal_X = 45866023.34
 DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
 INITIAL INDEX   CMT_1YR     1.5000
 INITIAL INDEX   LIBOR_6MO   1.4520
!
!
Tranche "A4" SEN_WAC

  Block $ 41279400.00  FLOAT _
  Delay 24  Dated 20030101  Next 20030225
  (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 4586623.34  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
     0       999
!
 CLASS "SUBORD"  NO_BUILD_TRANCHE _
         = "SUBORD"

!! CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!       = "A1"
!! CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!       = "SEQ1" "MEZ"
 CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
         = "A4"
!
!
 CLASS "ROOT" _
        DISTRIB_CLASS RULES _
         =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
 CROSSOVER When 0
!

!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
         PARTIAL_PREPAY Compensate Pro_rata _
         LOSS           Compensate Pro_rata
!
 TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
--------------------------
!
!
!

 calculate :  #Sub2TimesTest = ROUND(BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .50),6) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate :  #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate :  "SNR" _
  NO_CHECK SCHEDULED   AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT  LIMIT V3  = #SENRECOV
!
 calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate :  #SubSched  = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate :  #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate :  #SubRecov  = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate :  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT  = #SubSched , _
  NO_CHECK PREPAY      AMOUNT  = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT  = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT

!
 calculate : "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
-----------------------------------
!!    pay  : CLASS INTEREST PRO_RATA  ("X1")
-----------------------------------
      pay  : CLASS INTEREST SEQUENTIAL ("SNR" )
      pay  : CLASS INTSHORT SEQUENTIAL ("SNR" )
-----------------------------------
      pay  : INTEREST PRO_RATA  ( "A4" )
      pay  : INTSHORT PRO_RATA  ( "A4" )
-----------------------------------
      pay  : CLASS PRINCIPAL SEQUENTIAL ("SNR" )
-----------------------------------
     from  : CLASS ("SNR")
      pay  : SEQUENTIAL ( "A4" )
-----------------------------------
      pay  : CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
-----------------------------------
     from  : CLASS ( "SUBORD" )
      pay  : SEQUENTIAL ("SUBORD" )
-----------------------------------
!!   from  : CLASS ( "SEQ1" )
!!    pay  : CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
-----------------------------------
!
-----------------------------------
 calculate : #BondBal  = BBAL("A4","SUBORD")
-----------------------------------
!

Schedule "SHIFT%"
Declare
84     100%
96      70%
108     60%
120     40%
132     20%
360      0%
!
!
 Collateral
!
!
!   Factor        --Delay--
! Type   Date     P/Y    BV   Use BV for 0
   WL  20030101   9999  9999     FALSE
!

! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
!    Coupon       Factor  Balance  P/Y  BV   P/Y  BV    Term     Index    Margin  ToRst  RstPer  ToRst  RstPer  Cap    Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.4763205759 ( 1462817.14  /  1462817.14 );   1462817.14   0.400 0.400 358:2 358:2  360 NO_CHECK
ARM LIBOR_6MO 2.2500000 35   6 SYNC_INT  11.47632 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2500000  0   45 TEASER

M 2  WL    MX    WAC  5.5358208403 (37135948.76  /37135948.76  );  37135948.76   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO 2.2073068 36   6 SYNC_INT  11.54351 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2073068  0   45 TEASER AMORT NONE FOR 12/25/2005

M 3  WL    MX    WAC  5.4378939628 (  7267257.44 / 7267257.44  );   7267257.44   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO 2.2263582 36   6 SYNC_INT  11.45419 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2263582  0   45 TEASER AMORT NONE FOR 12/25/2005

! W010903AR1.CDI  #CMOVER_3.0 WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!
!! PASS_THRU_RATE 0.0 !
!
 DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal = 145401478.91
!
 DEFINE CONSTANT #OrigBondBal = 205080609.86
!
!! GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!! GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR1
!
       DEAL SIZE:          $205080609.86
       PRICING SPEED:            25% CPR
!      ISSUE DATE:              20030101
       SETTLEMENT DATE:         20030131
!
       OPTIONAL REDEMPTION:     20071201

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0

DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
 DEFINE #BondBal   = 205080609.86
 DEFINE #BondBal_X = 205080609.86
 DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
 INITIAL INDEX   CMT_1YR     1.5000
 INITIAL INDEX   LIBOR_6MO   1.4520
!
!
Tranche "A5" SEN_WAC
  Block $ 184572500.00  FLOAT _
  Delay 24  Dated 20030101  Next 20030225
  (COLL_NETRATE);
     0.0   999.

!
!
Tranche "SUBORD" JUN_FLT
   Block $ 20508109.86  FLOAT _
   Delay 24  Dated 20030101  Next 20030225
   (COLL_NETRATE);
     0   999
!
  CLASS "SUBORD"   NO_BUILD_TRANCHE _
          = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!        = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
          = "A5"
!
!
  CLASS "ROOT" _
          DISTRIB_CLASS RULES _
          = "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY      Compensate Pro_rata _
          PARTIAL_PREPAY   Compensate Pro_rata _
          LOSS             Compensate Pro_rata

!
  TRANCHE MISCINFO
ALL_TRANCHES  RATING MD "NA"
!
!
 CMO Block Payment Rules
-------------------------
!
!
!

 calculate :  #Sub2TimesTest = (BBAL("SUBORD")/(BBAL("SNR","SUBORD"))) _
                               GE 2 * ORIG_BBAL("SUBORD")/(ORIG_BBAL("SNR","SUBORD"))
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                   then #SenPct + (50% * (100-#SenPct)) _
                   else #SenPct _
              else #SenPrep
!
 calculate :  #SENRECOV = _
      MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                   #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate : "SNR" _
  NO_CHECK SCHEDULED   AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT  LIMIT V3  = #SENRECOV
!
 calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate : #SubSched = MAX(0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc) calculate : #SubPrepay = MAX(0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc) calculate : #SubRecov = MAX(0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
 calculate : "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!

------------------------------------
!!     pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
       pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
       pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
       pay :  INTEREST PRO_RATA  ( "A5" )
       pay :  INTSHORT PRO_RATA  ( "A5" )
------------------------------------
       pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
      from :  CLASS ("SNR")
       pay :  SEQUENTIAL ( "A5" )
------------------------------------
       pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
      from :  CLASS ( "SUBORD" )
       pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!    from :  CLASS ( "SEQ1" )
!!     pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
 calculate  : #BondBal     = BBAL("A5","SUBORD")
------------------------------------
!
Schedule "SHIFT%"
Declare
84   100%
96    70%

108    60%
120    40%
132    20%
360     0%
!
!
 Collateral
!
!
!   Factor       --Delay--
! Type   Date    P/Y    BV   Use BV for 0
   WL  20030101  9999   9999     FALSE

!
! Pool#   Type    Gross   Current  Original  --Fee--  Maturity  Orig ARM  Gross   #mos   #mos    P#mos  P#mos   Life  Reset
Life   Max   Look
!      Coupon     Factor  Balance  P/Y  BV   P/Y  BV   Term      Index    Margin  ToRst  RstPer  ToRst  RstPer   Cap   Cap
Floor  Negam Back
!! BEGINNING OF COLLATERAL

M 1  WL    MX    WAC  5.8628965328 (  64209157.03  /  64209157.03  );  64209157.03   0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2469844 60   6 SYNC_INT  10.88541 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2469844  0   45   TEASER

M 2  WL    MX    WAC  5.8344210511 ( 118590878.00  / 118590878.00  ); 118590878.00   0.400 0.400 359:1 359:1  360
NO_CHECK ARM LIBOR_6MO  2.2365946 60   6 SYNC_INT  10.86017 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF
LOAN("TEASER") THEN 5 ELSE 1 );  2.2365946  0   45  TEASER AMORT NONE FOR 12/25/2007

M 3  WL    MX    WAC  5.9275303460  (   4046233.25  /   4046233.25  );   4046233.25   0.400 0.400 357:3 357:3  360 NO_CHECK
ARM LIBOR_6MO  2.3905446 60   6 SYNC_INT  11.02437 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.3905446  0   45  TEASER

M 3  WL    MX    WAC  5.7582815272 (  18234341.58  /  18234341.58  );   18234341.58  0.400 0.400 359:1 359:1  360 NO_CHECK
ARM LIBOR_6MO  2.2416549 60   6 SYNC_INT  10.76266 ( IF LOAN("TEASER") THEN 5 ELSE 1 ); : ( IF LOAN("TEASER")
THEN 5 ELSE 1 );  2.2416549  0   45  TEASER AMORT NONE FOR 12/25/2007
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